Change in Accounting Policy	12 Months Ended
Dec. 31, 2011
Future Accounting Pronouncements/Change in Accounting Policy [Abstract]
CHANGE IN ACCOUNTING POLICY

2.    CHANGE IN ACCOUNTING POLICY

In Q1 2011, the Company changed the date of its annual impairment test from March 31 to October 1. The change was made to more closely align the impairment testing date with the long-range planning and forecasting process. Emera believes the change in the annual impairment testing date did not delay, accelerate, or avoid an impairment charge and has determined this change in accounting policy is preferable under the circumstances and does not result in adjustments to the financial statements when applied retrospectively.

In Q4 2011, Emera early adopted ASU No. 2011-08, “Intangibles – Goodwill and Other”. This new approach was used in its annual impairment test on October 1, 2011.